UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2023
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 5, 2023, the Board of Directors (the “Board”) of First Watch Restaurant Group, Inc. (the “Company”) increased the number of directors of the Company from eight to nine, and elected Jostein Solheim to serve as a Class I director, effective December 6, 2023, for a term expiring at the Company’s 2025 annual meeting of stockholders.
The Board determined that, in its judgment, Mr. Solheim satisfies the requirements for independence set forth under the applicable rules of The Nasdaq Stock Market LLC and the Securities and Exchange Commission (“SEC”) for the purposes of Board service. There were no arrangements or understandings between Mr. Solheim and any other persons pursuant to which Mr. Solheim was elected nor any relationships or related transactions between Mr. Solheim and the Company of the type required to be disclosed under applicable SEC rules.
Mr. Solheim has served as the CEO, Health & Wellbeing at Unilever PLC (NYSE: ULVR) since June 2021. Previously, Mr. Solheim was President of Unilever’s Food & Refreshments Division, North America from July 2018 to June 2021 and Executive Vice President and CEO of Unilever’s Ben & Jerry’s subsidiary from April 2010 to July 2018. Mr. Solheim has spent 32 years with Unilever in roles of increasing responsibility in marketing, brand development and strategy.

As a non-employee director, Mr. Solheim will receive compensation in the same amounts and forms paid to other non-employee members of the Board, as described in the Company’s proxy statement for its 2023 annual meeting of stockholders. In addition, in connection with his election to the Board, Mr. Solheim will receive an equity grant in the form of restricted stock units that have a fair market value of $100,000 on the date of grant of December 7, 2023.
A copy of the Company’s press release issued on December 6, 2023 announcing the election of Mr. Solheim to the Board of Directors is filed as an exhibit to this report.
Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release of First Watch Restaurant Group, Inc. dated December 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: December 6, 2023	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary